UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2026 (November 11, 2026)

BCP INVESTMENT CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00735	20-5951150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue
3rd Floor
New York, NY 10022
(Address of principal executive office and zip code)

Registrant’s telephone number, including area code: (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 11, 2026, BCP Investment Corporation, a Delaware corporation (“BCIC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Investcorp Credit Management BDC, Inc., a Maryland corporation (“ICMB”), and Aria Acquisition Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of BCIC (“Acquisition Sub”).

The Merger Agreement provides that (i) Acquisition Sub will merge with and into ICMB (the “First Merger”), with ICMB continuing as the surviving corporation and as a wholly-owned subsidiary of BCIC (the “Surviving Corporation”), and (ii) immediately after the effectiveness of the First Merger, the Surviving Corporation will merge with and into BCIC (the “Second Merger” and, together with the First Merger, the “Mergers”), with BCIC continuing as the surviving corporation. The parties to the Merger Agreement intend for the Mergers, taken together, to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The board of directors of ICMB, on the recommendation of the special committee of the board of directors of ICMB, and the board of directors of BCIC and the governing body of Acquisition Sub have approved and/or adopted the Merger Agreement and the transactions contemplated thereby, and have declared the Merger Agreement and the transactions contemplated thereby advisable and in the best interests of ICMB, BCIC, Acquisition Sub, and their respective stockholders.

Merger Consideration

At the date and time when the First Merger becomes effective (the “Effective Time”), each share of common stock, par value $0.001 per share, of ICMB (“ICMB Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding shares held by subsidiaries of ICMB or held, directly or indirectly, by BCIC or Acquisition Sub (“Canceled Shares”)) shall be converted into the right to receive a portion of the Aggregate Merger Consideration (as defined below). The “Aggregate Merger Consideration” means the sum of (A) a number of shares of common stock, par value $0.01 per share, of BCIC (“BCIC Common Stock”) equal to the number of shares of ICMB Common Stock issued and outstanding as of the second business day immediately preceding the business day on which the closing is expected to occur (the “Determination Date”) (excluding any Canceled Shares), multiplied by the Exchange Ratio (as defined below); provided, that in no event will the aggregate number of shares of BCIC Common Stock to be issued pursuant to the Merger Agreement (the “Aggregate Share Consideration”) exceed 19.99% of the number of shares of BCIC Common Stock outstanding as of November 11, 2026, and (B) if the Aggregate Share Consideration Value (as defined below) is less than ninety percent (90%) of the ICMB Closing Net Asset Value (as defined below), an amount in cash, without interest, to be paid by BCIC equal to (a) ninety percent (90%) of the ICMB Closing Net Asset Value minus (b) the Aggregate Share Consideration Value (such cash amount, the “BCIC Aggregate Cash Consideration”); provided, that in no event shall the BCIC Aggregate Cash Consideration exceed sixty percent (60%) of the Aggregate Merger Consideration. In the event that, as a result of the foregoing stock and cash limitations, the Aggregate Merger Consideration would be less than ninety percent (90%) of the ICMB Closing Net Asset Value, BCIC and ICMB shall negotiate in good faith to adjust the Exchange Ratio and/or the BCIC Aggregate Cash Consideration so as to preserve the intended economic terms and the intended tax treatment under the Merger Agreement.

Promptly following 5:00 p.m. Eastern Time on the Determination Date, each of BCIC and ICMB shall deliver to the other party a calculation of its estimated net asset value, as adjusted pursuant to the terms of the Merger Agreement, as of 5:00 p.m. Eastern Time on the Determination Date, calculated in good faith (the total net asset value of BCIC as of the Determination Date, the “BCIC Closing Net Asset Value,” and the total net asset value of ICMB as of the Determination Date, the “ICMB Closing Net Asset Value”). Based on such calculations, the parties will calculate the “BCIC Per Share NAV,” which will equal the BCIC Closing Net Asset Value divided by the number of shares of BCIC Common Stock issued and outstanding as of the Determination Date, and the “ICMB Per Share NAV,” which will equal ninety percent (90%) of the quotient of the ICMB Closing Net Asset Value divided by the number of shares of ICMB Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares). The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the ICMB Per Share NAV divided by (ii) the BCIC Per Share NAV. The “Aggregate Share Consideration Value” shall refer to (a) the BCIC Per Share NAV multiplied by (b) the Aggregate Share Consideration.

Each share of ICMB Common Stock issued and outstanding immediately prior to the Effective Time (excluding any Canceled Shares) shall be converted into the right to receive (i) a number of shares of BCIC Common Stock equal to (a) the Aggregate Share Consideration divided by (b) the number of shares of ICMB Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares), and (ii) an amount in cash, without interest, equal to (a) the BCIC Aggregate Cash Consideration divided by (b) the number of shares of ICMB Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares), subject to the holdback described below.

A portion of the Aggregate Merger Consideration, having an aggregate value of $500,000 (the “Holdback Amount”), will be held-back from payment to ICMB stockholders in connection with the consummation of the First Merger and instead be deposited by BCIC in a separate fund maintained by a nationally recognized financial institution (the “Holdback Fund”). The Holdback Amount will be satisfied (i) first, from the BCIC Aggregate Cash Consideration, and (ii) second, solely to the extent the BCIC Aggregate Cash Consideration is less than the Holdback Amount, from shares of BCIC Common Stock (valued in accordance with the average of the volume-weighted average price per share of BCIC Common Stock on NASDAQ (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by BCIC and ICMB) on each of the five (5) consecutive trading days ending with the third (3rd) complete trading day immediately prior to the effective date of the First Merger), with the portion of the BCIC Aggregate Cash Consideration and, if applicable, the Aggregate Share Consideration, payable in respect of each share of ICMB Common Stock issued and outstanding immediately prior to the Effective Time to be reduced pro rata accordingly. The Holdback Fund shall be held solely to satisfy any taxes, interest, penalties, and related costs and expenses of ICMB, BCIC or their respective subsidiaries arising of certain tax matters pertaining to ICMB with respect to periods prior to the First Merger (collectively, “Specified Tax Liabilities”). On or promptly after October 15, 2027, the balance of the Holdback Amount, net of amounts retained by BCIC to satisfy Specified Tax Liabilities, shall be released to holders of shares of ICMB Common Stock issued and outstanding immediately prior to the Effective Time.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of ICMB, BCIC and Acquisition Sub. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring ICMB and BCIC (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course, and (iii) to refrain from taking certain actions prior to the consummation of the Mergers without the other party’s consent (which consent shall not be unreasonably withheld, delayed or conditioned), subject to the exceptions set forth in the Merger Agreement.

The Merger Agreement contains “no-shop” provisions that restrict ICMB’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire ICMB, and ICMB is restricted in its ability to respond to such proposals. In addition, ICMB must (i) call and hold a meeting of ICMB stockholders solely for the purpose of seeking the adoption of the Merger Agreement by the holders of at least a majority of the outstanding shares of ICMB Common Stock entitled to vote thereon (such approval, the “ICMB Stockholder Approval” and such meeting, the “ICMB Stockholders Meeting”), (ii) include, in the proxy statement for the ICMB Stockholders Meeting (the “Proxy Statement”), the recommendation of the board of directors of ICMB that the stockholders of ICMB adopt the Merger Agreement and approve the transactions contemplated thereby, including the First Merger (the “ICMB Recommendation”) and (iii) not withhold or withdraw, or modify or qualify in a manner adverse to BCIC or Acquisition Sub, the ICMB Recommendation, except as expressly permitted by the Merger Agreement.

Conditions to the Mergers

The consummation of the Mergers is subject to the satisfaction or (to the extent permitted by law) waiver of certain customary closing conditions, including obtaining the ICMB Stockholder Approval and the delivery of customary instruments providing for the payoff of ICMB’s outstanding indebtedness. The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

Termination

The Merger Agreement contains customary termination rights. In particular, at any time prior to receipt of the ICMB Stockholder Approval, ICMB may terminate the Merger Agreement in order to substantially concurrently enter into a binding definitive agreement providing for the consummation of a superior proposal, subject to ICMB’s compliance with notice and other specified conditions contained in the no-shop covenants, including giving BCIC the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and provided that ICMB has not otherwise materially breached any provision of the no-shop covenants and pays the ICMB Termination Fee (as defined below) prior to or simultaneously with such termination.

If the Merger Agreement is terminated by ICMB as provided in the foregoing paragraph in connection with a superior proposal or is terminated under certain other circumstances specified in the Merger Agreement, ICMB must pay BCIC a termination fee equal to $1,309,460.46 (“ICMB Termination Fee”), minus any amounts that ICMB previously paid to BCIC in the form of expense reimbursement, at the times specified in the Merger Agreement.

If the ICMB Stockholder Approval is not obtained, the Merger Agreement may be terminated by BCIC or ICMB and under circumstances in which the ICMB Termination Fee is not then payable to BCIC, ICMB must reimburse BCIC and its affiliates for all of their documented out-of-pocket fees and expenses (including all documented fees and expenses of counsel, financial advisors, accountants, experts and consultants to BCIC, Acquisition Sub and their affiliates) incurred and payable by BCIC or Acquisition Sub or on their behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereby, up to a maximum reimbursement payment of $1,500,000.

Key Stockholder Agreements

Concurrently with the execution of the Merger Agreement, BCIC entered into key stockholder agreements (each, a “Key Stockholder Agreement”) with certain stockholders of ICMB including Investcorp BDC Holdings Limited (signing severally with Investcorp S.A.), Stifel Venture Corp., and ICMB’s directors and officers (the “Key Stockholders”). The Key Stockholder Agreements contain customary voting support, transfer restriction, and standstill provisions applicable to each Key Stockholder prior to and after the consummation of the Mergers. Specifically, pursuant to the Key Stockholder Agreements, and subject to the terms and conditions thereof, each Key Stockholder has agreed, among other things, until the earlier of the consummation of the First Merger and the termination of the Merger Agreement, to vote their shares of ICMB Common Stock (i) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the First Merger, and (ii) against any action or agreement reasonably likely to hinder consummation of such transactions, including any competing proposal. The Key Stockholders beneficially own, collectively, approximately 41% of the outstanding shares of ICMB Common Stock as of the date of the Merger Agreement.

General

The foregoing summary descriptions of the Merger Agreement and the Key Stockholder Agreements are subject to and qualified in their entirety by reference to the Merger Agreement and the Form of Key Stockholder Agreement, copies of which are attached hereto as Exhibits 2.1 and 10.1, respectively, and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Item 7.01.	Regulation FD Disclosure.

On November 11, 2026, ICMB and BCIC issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

The information furnished pursuant to this Item 7.01, including the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by BCIC with the Securities and Exchange Commission (the “SEC”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 11, 2026, by and among BCP Investment Corporation, Aria Acquisition Sub, Inc., and Investcorp Credit Management BDC, Inc.

10.1	Form of Key Stockholder Agreement

99.1	Joint Press Release of BCP Investment Corporation and Investcorp Credit Management BDC, Inc. dated November 11, 2026

104	Cover page interactive data file (embedded within the Inline XBRL document)

*

Schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

***********

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between ICMB and BCIC pursuant to the Merger Agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including the required approval by the stockholders of ICMB may not be obtained; (2) the risk that the mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by ICMB and BCIC or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of ICMB and BCIC; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact BCIC’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings ICMB and BCIC have made with the SEC, and will be contained in the materials ICMB and BCIC will file with the SEC in connection with the proposed transactions under the Merger Agreement, including BCIC’s registration statement on Form N-14 (the “Registration Statement”), which will include ICMB’s proxy statement on Schedule 14A that also constitutes a prospectus of BCIC (the “Proxy Statement/Prospectus”).

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, neither ICMB nor BCIC undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the merger, BCIC plans to file with the SEC the Registration Statement that will include the Proxy Statement/Prospectus. After the Registration Statement is declared effective by the SEC, ICMB will mail the Proxy Statement/Prospectus to its stockholders. The Proxy Statement/Prospectus and Registration Statement will each contain important information about BCIC, ICMB, the merger and related matters. STOCKHOLDERS OF ICMB AND BCIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCIC, ICMB, THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain the documentation filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and for documents filed by BCIC, from BCIC’s website at https://www.bcpinvestmentcorporation.com and for documents filed by ICMB, from ICMB’s website at https://www.icmbdc.com. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Participation in the Solicitation

BCIC, its directors, certain of its executive officers and certain employees and officers of Sierra Crest Investment Management LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with Mergers. Information about the directors and executive officers of BCIC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed by BCIC with the SEC on March 5, 2026, and its proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2026. Additional information regarding the directors and executive officers of BCIC will be contained in the Proxy Statement/Prospectus when it becomes available.

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposals included in the Proxy Statement/Prospectus or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, BCP Investment Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2026

BCP INVESTMENT CORPORATION

By:	/s/ Brandon Satoren
Name:	Brandon Satoren
Title:	Chief Financial Officer